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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Veritas DGC Inc. on Form S-4 of our report dated October 10, 1996, appearing in this prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Houston, Texas
November 20, 1998